UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

June 1, 2018

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2018, Cornerstone OnDemand, Inc. (the “Company”) entered into a fiscal year 2018 sales commission plan with Vincent Belliveau, the Company’s Executive Vice President and General Manager of Europe, Middle East and Africa (the “Belliveau Commission Plan”). The Belliveau Commission Plan is effective as of January 1, 2018.

Under the Belliveau Commission Plan, Mr. Belliveau is eligible to receive commissions based on direct sales in Europe, the Middle East and Africa. To the extent Mr. Belliveau exceeds his sales quota for revenue in 2018, his commission rate for 2018 sales will be increased with respect to revenue exceeding his sales quota. In addition, Mr. Belliveau is eligible to receive bonuses totaling up to €20,000 if he meets certain milestone sales targets by specified dates.

For fiscal year 2018, the following table shows the target commission and target bonus that Mr. Belliveau is eligible to earn under the Belliveau Commission Plan:

Target 2018 Commission (1)	Target 2018 Bonus (2)
$337,500	$23,350

(1)	This amount represents the total performance-based commissions that will be earned under the Belliveau Commission Plan if Mr. Belliveau achieves the sales quota established under the Belliveau Commission Plan.
(2)	Mr. Belliveau’s target bonus is €20,000, which has been converted into U.S. Dollars at a rate of $1.1675 Dollars per Euro, the exchange rate in effect on June 1, 2018. The target bonus of €20,000 represents the amount that Mr. Belliveau is eligible to receive if he meets all milestone sales targets by the dates specified in the Belliveau Commission Plan.

The foregoing description of the Belliveau Commission Plan is qualified in its entirety by reference to the full text of such plan, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three months ending June 30, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

Date: June 6, 2018	By:	/s/ Adam Weiss
Adam Weiss Chief Administrative Officer & General Counsel